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                                                                   EXHIBIT 10.28

                           BILL OF SALE AND ASSIGNMENT

         Daniel Mark Levine, doing business as a sole proprietorship under the names All Valley Carpet, All valley Carpet & Upholstery Cleaning, and All Valley Restoration Service, and his wife Kathleen Lynn Levine (hereinafter collectively called "Assignor"), for One Dollar ($1.00) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, by these presents does sell, assign, transfer and convey unto Venturi Technology Enterprises, Inc., a Nevada corporation (hereinafter called "Assignee"), its successors and assigns, the following described property, leases, licenses and intangible property:

                  All tangible and intangible property, leases and licenses of every kind and description and wherever situated owned by Assignor or to which Assignor has any right, title or interest on the date hereof, excepting only those properties of Assignor listed on Schedule "A" annexed hereto, and including, without limitation, all of Seller's Assets as defined in a certain Agreement of Purchase and Sale of Assets, dated as of July 3, 1998 between Assignor as Seller and Assignee as Purchaser (the "Agreement"), which includes, without limitation, the following:

                  (i) All cash on hand and in bank accounts, notes and loans receivable from customers, employees and others, marketable securities and investments, merchandise and all other inventories, packaging and shipping materials and other supplies and supply inventories, prepaid insurance, prepaid interest and other prepaid items and deposits, cash surrender values of all life insurance policies, contracts, choses in action and causes of action, claims and rights of recovery or setoff of every kind or character arising out of transactions or events occurring on or prior to the date hereof irrespective of the date on which any such cause of action, claim or right may arise or accrue;

                  (ii) All fixed assets including, without limitation, leaseholds and leasehold improvements, fixtures, machinery, tools, equipment, cars and trucks;

                  (iii) All inventions, patents, transferable licenses, transferable permits and transferable franchises, trademarks, trade names, service marks, service names, copyrights, know-how, stationery and other imprinted material and office supplies, the right to receive mail and other communications and shipment of merchandise addressed to Assignor, its goodwill as a going concern, and the Assignor's entire right to use the name "Complete Carpet Service" or any similar name;

                  (iv) All Books and records of Assignor;

                  (v) All contracts, agreements and understandings to which Assignor is a party or by which Assignor may have any rights or obligations; and

                  (vi) All rights to use vendors, suppliers, dealers, brokers and others, and all rights to deal with and sell to customers, to use premises used by Assignor, and to rename, sell, buy, lease or assemble all assets of Assignor.

         Assignor hereby authorizes and grants its power of attorney to Assignee and appoints Assignee and the officers thereof as Assignor's attorney-in-fact to take any appropriate action in connection with any of said rights, claims, causes of action and property, in the name of Assignor or in its own or any other name
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but at its own expense, it being understood that this authorization and power of attorney are coupled with an interest and irrevocable.

         Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations arising after the date hereof with respect to any of the leases, licenses and intangible property transferred and assigned hereunder.

         TO HAVE AND TO HOLD said rights, claims, causes of action, property, assets, business and goodwill, as a going concern, unto the said Assignee, its successors and assigns, to and for its use forever.

         AND, Assignor does hereby warrant, covenant and agree that it:

                  (a) has good and marketable title to the properties and assets hereby sold, assigned, transferred, conveyed and delivered, subject to such liens and other encumbrances as are disclosed in the Agreement or any schedules or exhibits thereto; and

                  (b) will warrant and defend the sale of, and title to, said properties and assets against all and every person or persons whomsoever claiming or to claim against any or all of the same.

         IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed effective this 3rd day of July, 1998.

                         ASSIGNOR:

                         ------------------------------------------------------
                         Daniel Mark Levine, doing business under the names All Valley Carpet, All Valley Carpet & Upholstery Cleaning, and All Valley Restoration Services

                         ------------------------------------------------------
                         Kathleen Lynn Levine, his wife

                         ASSIGNEE:
                         VENTURI TECHNOLOGY ENTERPRISES, INC., a
                         Nevada corporation

                         By:
                            ----------------------------------------------------
                            Its:


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                                  SCHEDULE "A"
                        (To Bill of Sale and Assignment)

                          Excluded Property and Assets